MECHANICS SAVINGS BANK
EXHIBIT 10.1

                            MECHANICS SAVINGS BANK
                        1996 OFFICER STOCK OPTION PLAN


1.   PURPOSE

     The 1996 Officer Stock Option Plan is designed to enable selected employees of Mechanics Savings Bank and its Subsidiaries to acquire or increase a proprietary interest in the Bank, and thus to share in the future success of the Bank's business. Accordingly, the Plan is intended as a further means, not only of attracting and retaining outstanding personnel who are in a position to make important and direct contributions to the success of the Bank, but also of promoting a closer identity of interests between the Bank's employees and its shareholders.


2.   DEFINITIONS

     Whenever used herein, the following terms shall have the meanings set forth below:

     "Bank" means Mechanics Savings Bank.

     "Board" means the Board of Directors of Mechanics Savings Bank.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Committee" means the Board's Organization and Compensation Committee or any successor thereto.

     "Common Stock" means the Bank's Common Stock, par value $.01 per share.

     "Conversion Offering" means the offering for sale of up to 5,290,000 shares of the Bank's Common Stock upon its conversion from a Connecticut-chartered mutual to a Connecticut-chartered capital stock savings bank.

     "Disability," as applied to a Grantee, shall have the meaning set forth in
     Section 22(e)(3) of the Code.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" on any particular date means the last sales price of a share of Common Stock on the NASDAQ National Market (or any exchange on which the Common Stock is then traded) as reported for that date by NASDAQ or, if no sales price is reported on that date, the mean between the bid and asked quotations for the Common Stock on that date as reported by NASDAQ; provided that (i) if no such sales or quotations are reported by NASDAQ for such date, or (ii) if in the opinion of the Committee sales of Common Stock on such date were insufficient to constitute a representative market, the Fair Market Value of a share of Common Stock on such date shall be the last sales price or, if not available, the mean between the bid and asked quotations as reported by NASDAQ for the first preceding date to which clause (ii) does not apply. In the case of Initial Officer Options, "Fair Market Value" for purposes of determining the Option Price shall be the Fair Market Value (as first defined herein) on the date the Plan is approved by the Bank's Shareholders, which shall be the Grant Date for Initial Officer Options. The newness of the market for the Bank's common stock, and the uncertainty over whether there will be an established market at that time for such stock, makes this a reasonable and good faith method to determine Fair Market Value on the grant date for these Initial Officer Options.

     "Grantee" means an employee of the Bank or one of its Subsidiaries to whom an Option is granted.

     "Grant Date," as used with respect to a particular Option, means the date on which such Option is granted by the Committee pursuant to the Plan as set forth in Section 5(b), except as specifically provided for Initial Officer Options.

     "Incentive Stock Option" means an Option described in Code Section 422(b).

     "Initial Officer Options" means Incentive Stock Options granted to officers of the Bank in connection with the Conversion Offering.

     "NASDAQ" means National Association of Securities Dealers Automated Quotation System.

     "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

     "Option" means the right to purchase, at a price and for the Term fixed by the Committee in accordance with the Plan and subject to such other limitations and restrictions as this Plan and the Committee impose, the number of shares of Common Stock specified by the Committee and shall include Incentive Stock Options, Nonstatutory Stock Options and Initial Officer Options.

     "Option Agreement" means a written agreement in a form approved by the Committee to be entered into by the Bank and the Grantee of an Option, as provided in Section 9 hereof.

     "Option Price" means the purchase price of each share of Common Stock subject to an Option set by the Committee in accordance with Section 10 hereof.

     "Plan" means the Bank's 1996 Officer Stock Option Plan, as amended from time to time.

     "Retirement," as applied to an employee, shall mean when the employee's employment with the Bank or any present or future parent or Subsidiary of the Bank terminates upon reaching the normal age of retirement as established by the Board's policies from time to time.

     "Stock Appreciation Right" means a right to surrender to the Bank all or a portion of an Option and to be paid therefor an amount as determined by the Committee, no greater than the excess of (i) the Fair Market Value, as of the date such right is exercised, of the shares of Common Stock associated with the Option, or portion thereof, which is surrendered, over (ii) the aggregate Option Price of such shares.

     "Subsidiary" means an entity of which, at the time such subsidiary status is to be determined, at least 50% of the total combined voting power of all classes of stock of such entity is held by the Bank and its Subsidiaries (exclusive of ownership by the entity whose subsidiary status is being determined).

     "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option or a Stock Appreciation Right by bequest or inheritance or by reason of the death of the Grantee.

     "Term" means the period during which a particular Option may be exercised.


3.   EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective on the day of the consummation of the conversion of the Bank from a mutual to a stock form of organization (the "Conversion Date") subject to approval of the Plan within one year of such effective date by the holders of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at a duly held meeting of the Bank's shareholders; provided, however, that upon approval of the Plan by the
                     --------  -------
shareholders of the Bank as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Bank had approved the Plan on the effective date. If the shareholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

     Unless previously terminated by the Board of Directors or except as otherwise provided for herein, the Plan shall terminate, as to any shares as to which Options have not theretofore been granted, on the tenth anniversary of its adoption by the Board of Directors.

4.   ADMINISTRATION OF THE PLAN

     (a)  The Plan shall be administered by the Committee.   No member of the
          Committee shall be employed by the Bank or any of its Subsidiaries and each shall qualify in all respects as a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the extent permitted by law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Grantees and any person claiming under or through any Grantee.

     (b) The Committee shall have plenary authority, subject to the provisions of the Plan, to grant Incentive Stock Options, Nonstatutory Stock Options and Stock Appreciation Rights and to determine to whom Options and Stock Appreciation Rights shall be granted and the number of shares subject thereto, the Term of each Option, and the terms of such awards, and the waiver or acceleration thereof, including to accelerate the exercisability or vesting of all or any portion of any Option or to extend the period during which an Option is exercisable, provided that no Incentive Stock Option shall be granted which is exercisable after the expiration of ten (10) years from the date it is granted.

     (c) Any member of the Board who is an employee of the Bank or any of its Subsidiaries shall be without vote on (i) any proposed amendment to the Plan, or (ii) any other matter which might affect such member's individual interest under the Plan; nor shall such member's presence be counted in determining whether a quorum is present at any meeting at which a vote involving the Plan or individual rights thereunder is taken.


5.   GRANT OF OPTIONS:  NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

     (a) (i) The Initial Officer Options shall be granted to those officers, in the amounts set forth opposite such officers' names, as set forth in Exhibit A attached hereto and made a part hereof, on the condition subsequent that the Plan is approved by the Bank's shareholders. The aggregate number of shares subject to Initial Officer Options shall equal 205,000 shares of Common Stock. The Initial Officer Options shall become exercisable ratably over five (5) years beginning on December 31, 1996 (subject to the condition subsequent that shareholders of the Bank approve the
               Plan).

          (ii) The Committee may from time to time grant additional Options under the Plan, provided, however, that the aggregate number of Options granted pursuant to this Plan (including Initial Officer Options) shall not exceed 423,200 shares of Common Stock, subject to adjustment in accordance with Section 16. Any shares of Common Stock to be delivered by the Bank upon the exercise of Options shall, at the discretion of the Board, be provided from Common Stock held in the Bank's treasury which is not reserved for some other purpose or from authorized and unissued Common Stock which is not reserved for some other purpose.

     (b) The date of grant of an Option shall be the date on which the Committee's action is final or such later date as specified by the Committee.

     (c) In the event that any Option expires, lapses or otherwise terminates prior to being fully exercised, any share of Common Stock allocable to the unexercised portion of such Option may again be made subject to an Option.

     (d) Shares as to which there is a surrender in whole or in part of an Option upon the exercise of a Stock Appreciation Right shall not again be available for grant of Options.

     (e) Shares of Common Stock delivered upon the exercise of a Stock Appreciation Right shall be provided from Common Stock held in the Bank's treasury which is not reserved for some other purpose or from authorized and unissued Common Stock which is not reserved for some other purpose.

     (f) Shares subject to Initial Officer Options granted under the Plan shall be considered as shares purchased in the Conversion Offering for the purpose of the insider limitation on conversion share purchases provided in Section 36-142m-12(g) of the Code of Connecticut Regulations (the "Limitation"). The Limitation limits Conversion Offering stock purchases by officers, directors and their associates in the Conversion to not more than 30% of the total number of shares offered in the Conversion Offering. Any and all Initial Officer Options which may be granted to persons, purposefully or inadvertently, in excess of the limitation shall automatically be null and void, and not exercisable at any time.


6.   STOCK APPRECIATION RIGHTS

     (a) The Committee may grant a Stock Appreciation Right to the Grantee of an Option, either at the time the Option is granted or by amending the Option Agreement at any time thereafter prior to the end of the Term of the associated Option. A Stock Appreciation Right shall be exercisable only during the Term of the associated Option, and only when the Fair Market Value of the shares of Common Stock subject to the Option exceeds the Option Price of such shares.

     (b) The Committee may, at the time of granting a Stock Appreciation Right, add such conditions and limitations to the Stock Appreciation Right as it shall deem advisable.

     (c) A Stock Appreciation Right may be exercised in whole or in part in accordance with the terms set forth in the Grantee's Option Agreement. The date of exercise shall be the date upon which notice thereof is received by the Bank's corporate Secretary.

     (d) Upon the exercise of a Stock Appreciation Right, the payment to be made to the Grantee may be in cash, or in shares of Common Stock valued at their Fair Market Value on the date of exercise, or partly in cash and partly in shares of Common Stock, as determined by the Committee.

     (e) If the Committee, in its discretion, decides to permit a Grantee who is an officer or director of the Bank to elect to receive cash in full or partial settlement of the exercise of a Stock Appreciation Right, then the following conditions must be met: (i) such election shall be made during the period beginning on the third business day following the date of release for publication of quarterly and annual summary statements of sales and earnings of the Bank and ending on the twelfth business day following such date, unless a different period is specified in Rule 16b-3 under the Exchange Act, as in effect at the time of such exercise, or any law, rule, regulation or other provision that may hereafter replace such rule, and (ii) the Bank has been subject to the reporting requirements of Section 13 of the Exchange Act for at least one year prior to the date of said exercise and has filed all reports and statements required to be filed pursuant to that section during that period.


7.   EMPLOYEES ELIGIBLE TO RECEIVE OPTIONS AND STOCK APPRECIATION RIGHTS

     (a) Options may be granted under the Plan to employees of the Bank or its Subsidiaries as designated from time to time by the Committee. Stock Appreciation Rights may be granted only to Grantees of Options.

     (b) Directors who are not salaried employees of the Bank or its Subsidiaries shall not be eligible to receive Options and Stock Appreciation Rights.


8.   LIMITATION ON ANNUAL AWARDS

     The aggregate Fair Market Value (determined at the date an Incentive Stock Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under the Plan or any other plan maintained by the Bank or its subsidiaries) shall not exceed $100,000.

9.   OPTION AGREEMENT

     (a) The prospective Grantee of an Option may execute an Option Agreement with the Bank memorializing such terms and conditions, not inconsistent with the Plan, as may be approved by the Committee. The terms and conditions of Option Agreements may vary from Grantee to Grantee.

     (b)  The Committee may amend an Option Agreement from time to time.

     (c) Appropriate officers of the Bank are hereby authorized to execute (by facsimile or manually affixed signature) and deliver Option Agreements, and amendments thereto, in the name of the Bank as directed from time to time by the Committee.

10.  OPTION PRICE

     The Option Price shall be fixed by the Committee and stated in each Option Agreement and, except as set forth hereafter, shall be not less than the greater of par value or 100% of the Fair Market Value of a share of the Common Stock on the Grant Date of the Option (as determined in good faith by the Committee).
The Option Price for Initial Officer Options shall be not less than the greater of par value, $10 or 100% of the Fair Market Value (as defined for this purpose) of a share of Common Stock on the date such Initial Officer Options are granted. Notwithstanding the foregoing, in the event the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110% of the Fair Market Value of a share of Common Stock on the Grant Date of such Option. Payment of the Option Price shall be made in cash or in such other form as the Committee may approve, including shares of Common Stock of the Bank valued at the Fair Market Value on the date of exercise of the Option, or a combination of cash and/or such other form of property, or, if authorized by the Committee's regulations and accomplished in accordance therewith, by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Bank sale or loan proceeds sufficient to pay the Option Price.


11. TERMS AND EXERCISE OF OPTIONS; LIMITATIONS ON EXERCISE AND TRANSFERABILITY OF OPTIONS

     (a) Each Option granted under the Plan shall be exercisable only during a Term commencing on the date of the grant, unless otherwise specified in the Option Agreement, and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date to be fixed by the Committee but in no event later than the tenth anniversary of its date of grant; provided, however, that in the event
                                            --------  -------
          the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     (b) The Committee shall have authority to grant Options exercisable in full at any time during their Term, or exercisable in cumulative or non-cumulative installments.

     (c) Options shall be exercised in whole or in part in accordance with the terms set forth in the Grantee's Option Agreement.

     (d) Subject to the provisions of subsection (e) hereof, upon compliance by the Grantee with such terms of exercise, the Bank shall promptly deliver to the Grantee a certificate or certificates for the shares purchased, without charge to the Grantee for any issue or transfer tax.

     (e) The Committee may postpone any exercise of an Option or a Stock Appreciation Right for such time as the Committee in its discretion may deem necessary, in order to permit the Bank with reasonable diligence to determine that the shares are qualified for delivery under such securities laws and regulations as the Committee may deem to be applicable thereto; and the Bank shall not be obligated by virtue of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or the exercise of a Stock Appreciation Right to sell or issue shares in violation of any applicable law. Any such postponement shall not extend the Term of an Option; and neither the Bank nor its directors or officers shall have any obligation or liability to the Grantee of an Option or Stock Appreciation Right, or to the Grantee's Successor, with respect to any shares as to which the Option or Stock Appreciation Right shall lapse because of such postponement.

     (f) All Options and Stock Appreciation Rights granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and may be exercised during the lifetime of the Grantee only by the Grantee, except that the Committee may permit:

               (i) exercise, during the Grantee's lifetime, by the Grantee's guardian or legal representative; and

               (ii) transfer, upon the Grantee's death, to beneficiaries
                    designated by Grantee in a manner authorized by the Committee, provided that the Committee determines that such exercise and such transfer are, with respect to an Incentive Stock Option, consonant with the requirements of Section 422(b)(5) of the Code.

     (g) Upon the exercise of a Nonstatutory Stock Option or Stock Appreciation Right by the Grantee, the stock certificate or certificates may, at the request of the Grantee, be issued in the Grantee's name and the name of another person as joint tenants with right of survivorship.

     (h) The Committee may provide, in the Option Agreement, for the lapse of the Option, prior to the expiration of its term, upon the occurrence of any event specified by the Committee.

     (i) A person electing to exercise an Option shall give written notice, in such form as the Committee may require, of such election to the Bank and shall tender to the Bank the full Option Price of the shares of Common Stock for which the election is made.


12.  SEQUENTIAL EXERCISE OF INCENTIVE STOCK OPTIONS

     With the exception of an Option that is, by its terms, exercisable in installments, an Incentive Stock Option shall be exercisable in any order or sequence, irrespective of whether there is outstanding any other Incentive Stock Option previously granted to the Grantee.


13.  EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS BY
     GRANTEE ON CESSATION OF EMPLOYMENT

     Except as otherwise specifically provided for herein, employment for the purposes of this section shall mean continuous full-time salaried employment with the Bank or a Subsidiary, except that vacations, sick leaves and other approved absences and severance pay periods shall be disregarded. Employment for the purposes of this section may, at the discretion of the Committee, also include continuous full-time salaried employment with a former Subsidiary under circumstances as determined by the Committee, which determination can be made either at the time of granting an Option or afterward. The following limitations shall apply to any provisions the Committee shall make in an Option Agreement for exercises of Options and Stock Appreciation Rights following cessation of employment.

     (a) Except as provided in Section 13(b), (c) and (e) below, in the event Grantee ceases to be an employee of the Bank through involuntary termination with or without cause by the Bank or any voluntary termination, all Options and associated Stock Appreciation Rights held by such Grantee shall be exercisable only to the extent that such Options and associated Stock Appreciation Rights were exercisable at the time such Grantee ceases to be an employee of the Bank, and such Options and associated Stock Option Rights shall lapse on the date that is the earlier of (i) three months following such termination, or (ii) the expiration date set forth in such Option.

     (b) If such termination is due to Retirement, all Options held by such Grantee shall be exercisable only to the extent that such Options were exercisable at the time of such Retirement, and such Options shall lapse on the date that is the earlier of (i) three (3) months after such termination in the case of the exercise of an Incentive

          Stock Option, and such period of time as determined by the Committee and set forth in the Agreement evidencing such Option in the case of the exercise of a Nonstatutory Stock Option, or (ii) the expiration date set forth in such Option.

     (c) If such termination is due to Disability, all Options held by such Grantee shall be exercisable only to the extent that such Options were exercisable at the time of such Disability, and such Options shall lapse on the date that is the earlier of (i) one (1) year after such termination in the case of the exercise of an Incentive Stock Option and such period of time as determined by the Committee and set forth in the Agreement evidencing such Option in the case of the exercise of a Nonstatutory Stock Option, or (ii) the expiration date set forth in such Option.;


     (d) An Incentive Stock Option not exercised within three months (twelve months in the case of Disability or death) after the date of termination due to Disability, Retirement or death may be exercised within such period of time as determined by the Committee and set forth in the Agreement evidencing such Option (as the permitted period of exercise in such circumstances of a Nonstatutory Stock Option) after the date of such termination but no longer will be eligible for the treatment afforded Incentive Stock Options under Section 422 of the Code.


     (e) If a Grantee should die while employed by the Company or any subsidiary of the Company or after Disability or Retirement, any Option previously granted to the Grantee under this Plan may be exercised by the person designated in such Grantee's last will and testament or, in the absence of such designation, by the Grantee's estate, to the full extent that such Option could have been exercised by such Grantee immediately prior to the Grantee's death, but not later than the first anniversary of the Grantee's death in the case of the exercise of an Incentive Stock Option and such period of time as determined by the Committee and set forth in the Agreement evidencing such Option in the case of the exercise of a Nonstatutory Stock Option.

     (f)  No exercises may occur after expiration of the Term of the Option.


14.  SHAREHOLDERS' RIGHTS

     No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any Option until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of the Options shall not affect: the right or power of the Bank or its stockholders to make adjustments, recapitalization, reorganizations or other changes in the Bank's capital structure; the dissolution or liquidation of the Bank, or sale or transfer of any party of its assets or business; or any other corporate act, whether of a similar character or otherwise.


15.  NO RIGHT TO EMPLOYMENT

     Nothing in the Plan or any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Bank nor shall anything in the Plan affect the right of the Bank to terminate the employment of any employee, with or without cause.

16.  EFFECT OF CHANGES IN CAPITALIZATION

     (a)  Changes in Common Stock.  If the outstanding shares of Common Stock
          ------------------------
          are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Bank by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Bank, occurring after the effective date of the Plan, the number and kind of shares for the purchase of which Options may be granted under Section 5(a) of the Plan shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     (b)  Reorganization in Which the Bank is the Surviving Bank.  Subject to
          ------------------------------------------------------
          Subsection (c) hereof, if the Bank shall be the surviving bank in any reorganization, merger, or consolidation of the Bank with one or more other banks, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

     (c)  Reorganization in Which the Bank is Not the Surviving Bank or Sale of
          ---------------------------------------------------------------------
          Assets or Stock.  Upon the dissolution or liquidation of the Bank, or
          ---------------
          upon a merger, consolidation or reorganization of the Bank with one or more other banks in which the Bank is not the surviving bank, or upon a sale of all or substantially all of the assets of the Bank to another bank, or upon any transaction approved by the Board which results in any person or entity owning 80% or more of the combined voting power of all classes of stock of the Bank, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options or stock appreciation rights covering the stock of a successor bank, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 11 above and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 11 above. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Bank gives notice thereof to its shareholders.

     (d)  Adjustments.  Adjustments under this Section 16 related to stock or
          -----------
          securities of the Bank shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e)  No Limitations on Bank.  The grant of an Option pursuant to the Plan
          ----------------------
          shall not affect or limit in any way the right or power of the Bank to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     (f) Except as provided in this Section 16, the issuance by the Bank of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect the outstanding Options.

17.  CHANGE IN CONTROL

     (a)  Upon the occurrence of a Change in Control (as hereinafter defined):

          (1) All Options shall become immediately exercisable in full for the remainder of their terms.

          (2) All Stock Appreciation Rights shall become immediately exercisable in full for the remainder of their terms.

     (b) A "Change in Control" is the occurrence of any one of the following events:

               (i) any Person (other than a Grantee, the Bank or any trustee or other fiduciary holding securities under an employee benefit plan of the Bank (or of any subsidiary of the Bank)) is or becomes an "Acquiring Person";

               (ii) less than eighty percent (80%) of the total membership of the Board shall be Continuing Directors; or

               (iii) the shareholders of the Bank shall approve a merger or consolidation of the Bank or a plan of complete liquidation of the Bank or an agreement for the sale or disposition by the Bank of all or substantially all of the Bank's assets to another Person, except in any such case in a transaction in which immediately after such merger, consolidation or sale, exchange or transfer, the shareholders of the Bank, in their capacities as such and as a result thereof, shall own at least 50 percent in voting power of the then outstanding securities of the Bank or of any surviving Person pursuant to any such merger (or of its parent), the consolidated corporation or business entity in any such consolidation, or of the other Person to which such sale, exchange or transfer of assets is made.

     (c) A "Change in Control" shall be deemed not to have occurred if (A) such event is mandated or directed by a regulatory body having jurisdiction over the Bank's operations; or (B) it occurs pursuant to the terms of a plan for the acquisition of the capital stock of the Bank by a newly formed bank holding company if, in the consummation of such plan, the shareholders of the Bank will receive, pro rata, all of the Common Stock of such bank holding company; unless, in such transaction, a Person satisfies subsection (b)(i), (ii) or (iii) above.

     (d)  For purposes of this Section  17:

          (1) "Acquiring Person" shall mean any Person who is or becomes a "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act) of securities of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's then outstanding voting securities, unless such Person has filed Form F-11A and all required amendments thereto with respect to its holdings and continues to hold such securities for investment in a manner qualifying such Person to utilize Form F-11A for reporting of ownership.

          (2) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

          (3) "Continuing Directors" shall mean any member of the Board who was a member of the Board prior to the date hereof, and any successor of a Continuing Director while such successor is a member of the Board who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or of any such Affiliate or Associate and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

          (4) "Person" shall mean any individual, corporation, partnership, group, association or other "person", as such term is used in
               Section 13(d) and 14(d) of the Exchange Act.

18.  TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

     The Board may at any time terminate, suspend or modify the Plan, except that the Board shall not, without the authorization of the holders of a majority of the outstanding shares entitled to vote, effect any change (other than through adjustment for changes in capitalization as hereinabove provided) which
(a) increases the aggregate number of shares for which Options may be granted;
(b) changes the class of employees eligible to be granted Options; (c) lowers the minimum Option Price or otherwise materially increases the benefits accruing to Grantees through awards under the Plan; (d) lengthens the period during which a Stock Appreciation Right may be exercised; (e) increases the maximum amount a Grantee may be paid upon the exercise of a Stock Appreciation Right; (f) renders any member of the Committee eligible to receive an Option or Stock Appreciation Right while serving thereon; (g) extends the effective period of the Plan; or
(h) removes the restrictions set forth in Section 4(c). No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under the terms of an Option or Stock Appreciation Right granted before the date of such termination, suspension or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 16 does not adversely affect any such right.

     Upon the dissolution or liquidation of the Bank, the Plan shall terminate, and all Options previously granted shall lapse on the date of such dissolution or liquidation.


19.  APPLICATION OF PROCEEDS

     The proceeds received by the Bank from the sale of its shares under the Plan will be used for general corporate purposes.


20.  LEGAL RESTRICTIONS

     The Bank will not be obligated to issue shares of Common Stock or make any payment if counsel to the Bank determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Bank and any national securities exchange or quotations system upon which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Bank, give assurances satisfactory to counsel to the Bank regarding such matters as the Bank may deem desirable to assure compliance with all legal requirements. The Bank shall in no event be obliged to take any action in order to cause the exercise of any Option.


21.  WITHHOLDING TAXES

     Each Grantee exercising an Option or Stock Appreciation Right as a condition to such exercise shall pay to the Bank the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws and any portion of FICA that is due from Grantee ("Withholding Taxes"). Such Withholding Taxes shall be payable as of the date the payment is required from the Bank to the taxing authority. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Common Stock, including, without limitation, the establishment of such procedures as may be necessary to comply with Rule 16b-3.

22.  GOVERNING LAWS

     This Plan and all rights thereunder shall be construed in accordance with and governed by the laws of the State of Connecticut. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Committee may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

23.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Bank for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                     * * *

     This Plan was duly adopted and approved by the Board of Directors of the Bank by resolution at a meeting held on the 7th day of February, 1996.



                                    /s/ Lael Noel
                                    -------------
                                    Corporate Secretary of the Bank


     This Plan was duly approved by the shareholders of the Bank at a meeting of the shareholders held on the 23rd day of April, 1997.



                                    /s/ Lael Noel
                                    -------------
                                    Corporate Secretary of the Bank

                            MECHANICS SAVINGS BANK
                        1996 OFFICER STOCK OPTION PLAN


                                   EXHIBIT A
                                   ---------

                                                            Initial Officer
Officer                       Title                         Options
-------                       -----                         -------
Edgar C. Gerwig               Chairman, President and        60,000
                              Chief Executive Officer
Thomas M. Wood                Executive Vice President       45,000
                              and Treasurer
Richard W. Stout, Jr.         Executive Vice President       40,000
Eugene B. Marinelli           Senior Vice President          20,000
Marci D. Negro                Senior Vice President          20,000
Brian A. Orenstein            Senior Vice President          20,000
Gary J. Roman                 Senior Vice President          20,000
                                                            -------

TOTAL                                                       225,000
                                                            =======